SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 7, 2000



                            GENESEE & WYOMING INC.
              (Exact Name of registrant specified in its charter)

            Delaware                   0-20847               06-0984624
  (State or other Jurisdiction     (Commission File       (I.R.S. Employer
       of Incorporation)               Number)           Identification No.)


                              66 Field Point Road
                         Greenwich, Connecticut 06830
                   (Address of principal executive offices)
                 Registrant's telephone number: (203) 629-3722

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Item 5.   Other Events

          The purpose of this Form 8-K is to file two press releases recently issued by Genesee & Wyoming Inc. (GWI) and certain related documents.

          In the most recent press release, issued December 18, 2000, GWI announced that its joint venture, Australian Railroad Group Pty Ltd, has completed the acquisition of Westrail Freight from the government of Western Australia for approximately $323 million, including working capital and acquisition costs. GWI also announced in this press release that it has completed the sale of $20 million of convertible preferred stock to The
1818 Fund III, L.P., an affiliate of Brown Brothers Harriman & Co. A copy of this press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

          In the earlier press release, issued on December 8, 2000, GWI announced that it has refinanced its Mexican subsidiary, Compania de Ferrocarriles Chiapas-Mayab, with $42.5 million of debt and equity capital. A copy of this press release is filed herewith as Exhibit 99.2 and is hereby incorporated by reference to this Item 5.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

           (a) Not applicable

           (b) Not applicable

           (c) Exhibits

               3.1 Restated Certificate of Incorporation of Genesee & Wyoming Inc., dated November 14, 2000.

               3.2 Certificate of Designation of 4.0% Senior Redeemable Convertible Preferred Stock, Series A, dated December 11, 2000.

               10.1 Stock Purchase Agreement by and between Genesee & Wyoming Inc. and The 1818 Fund III, L.P., dated October 19, 2000.

               10.2 Registration Rights Agreement between Genesee & Wyoming Inc. and The 1818 Fund III, L.P., dated December 12, 2000.




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               10.3   Letter Agreement between Genesee  & Wyoming Inc., The
                      1818 Fund III, L.P. and Mortimer B. Fuller, III, dated December 12, 2000.

               99.1   Press release issued on December 18, 2000.

               99.2   Press release issued on December 8, 2000.









































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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GENESEE & WYOMING INC.
                                  (Registrant)


                                  By: /s/ John C. Hellmann
                                     ------------------------
                                     Name:  John C. Hellmann
                                     Title: Chief Financial Officer

December 20, 2000































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

                               INDEX TO EXHIBITS



Exhibit Number     Exhibit Title
--------------     -------------

      3.1 Restated Certificate of Incorporation of Genesee & Wyoming Inc., dated November 14, 2000.

      3.2 Certificate of Designation of 4.0% Senior Redeemable Convertible Preferred Stock, Series A, dated December 11, 2000.

      10.1 Stock Purchase Agreement by and between Genesee & Wyoming Inc. and The 1818 Fund III, L.P., dated October 19, 2000.

      10.2 Registration Rights Agreement between Genesee & Wyoming Inc. and The 1818 Fund III, L.P., dated December 12, 2000.

      10.3 Letter Agreement between Genesee & Wyoming Inc., The 1818 Fund III, L.P. and Mortimer B. Fuller, III, dated December 12, 2000.

      99.1         Press release issued on December 18, 2000.

      99.2         Press release issued on December 8, 2000.





















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